SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 27, 2001
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                        (Date of earliest event reported)

                                  August 7, 2001
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                                (Date of report)


                              NETWORK COMMERCE INC.
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               (Exact Name of Registrant as Specified in Charter)

      Washington                       000-26707                91-1628103
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(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
  of Incorporation)                                        Identification No.)

           411 First Avenue South, Suite 200 North, Seattle, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

On July 27, 2001, Network Commerce Inc. announced the departure of Randy Cerf and named N. Scott Dickson to serve as its chief financial officer.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Information

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable

         (c)      Exhibits

         99.1   Press release dated July 27, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NETWORK COMMERCE INC.


Dated:  August 7, 2001                         By   /s/ Dwayne Walker
                                                    Dwayne Walker
                                                    Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number             Description

   99.1                    Press release dated July 27, 2001.